                                                    Exhibit 99.2
--------------------------------------------------------------------------------
                                                    Monthly Operating Report

    -------------------------------------------
    CASE NAME:  KITTY HAWK AIRCARGO, INC.           ACCRUAL BASIS
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER:  400-42142-BJH-11                 02/13/95, RWD, 2/96
    -------------------------------------------

    -------------------------------------------
    JUDGE: BARBARA J. HOUSER
    -------------------------------------------

                       UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF TEXAS

                               SIXTH DIVISION

                          MONTHLY OPERATING REPORT

                         MONTH ENDING: JUNE 30, 2002


    IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

    RESPONSIBLE  PARTY:

    /s/ Drew Keith                                             CHIEF FINANCIAL OFFICER
    ----------------------------------------------------       ------------------------------------
    ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                     TITLE

    DREW KEITH                                                                7/22/2002
    ----------------------------------------------------       ------------------------------------
    PRINTED NAME OF RESPONSIBLE PARTY                                           DATE

    PREPARER:

    /s/ Kevin K. Craig                                         CONTROLLER, KITTY HAWK INC.
    ----------------------------------------------------       ------------------------------------
    ORIGINAL SIGNATURE OF PREPARER                                              TITLE

    KEVIN K. CRAIG                                                            7/22/2002
    ----------------------------------------------------       ------------------------------------
    PRINTED NAME OF PREPARER                                                    DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Monthly Operating Report

    --------------------------------------
    CASE NAME: KITTY HAWK AIRCARGO, INC.               ACCRUAL BASIS-1
    --------------------------------------

    --------------------------------------
    CASE NUMBER:  400-42142-BJH-11             02/13/95, RWD, 2/96
    --------------------------------------

    --------------------------------------

    COMPARATIVE  BALANCE  SHEET
    ----------------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE             MONTH              MONTH             MONTH
                                                                   -------------------------------------------------------
    ASSETS                                           AMOUNT               APRIL, 2002          MAY, 2002        JUNE, 2002
    ----------------------------------------------------------------------------------------------------------------------
    1.      UNRESTRICTED CASH                            $16,904              ($2,183)            $1,088            $1,117
    ----------------------------------------------------------------------------------------------------------------------
    2.      RESTRICTED CASH                                   $0                   $0                 $0                $0
    ----------------------------------------------------------------------------------------------------------------------
    3.      TOTAL CASH                                   $16,904              ($2,183)            $1,088            $1,117
    ----------------------------------------------------------------------------------------------------------------------
    4.      ACCOUNTS RECEIVABLE  (NET)               $29,303,045             $882,400           $778,206        $1,030,543
    ----------------------------------------------------------------------------------------------------------------------
    5.      INVENTORY                                 $1,508,508           $1,041,367         $1,333,803        $1,506,649
    ----------------------------------------------------------------------------------------------------------------------
    6.      NOTES RECEIVABLE                                  $0                   $0                 $0                $0
    ----------------------------------------------------------------------------------------------------------------------
    7.      PREPAID EXPENSES                          $2,294,717           $3,224,226         $2,078,683        $3,014,804
    ----------------------------------------------------------------------------------------------------------------------
    8.      OTHER (ATTACH LIST)                     $111,256,463         ($20,011,617)      ($20,290,309)     ($19,171,954)
    ----------------------------------------------------------------------------------------------------------------------
    9.      TOTAL CURRENT ASSETS                    $144,379,636         ($14,865,807)      ($16,098,529)     ($13,618,841)
    ----------------------------------------------------------------------------------------------------------------------
    10.     PROPERTY, PLANT & EQUIPMENT             $166,772,560          $50,599,143        $51,919,965       $51,998,740
    ----------------------------------------------------------------------------------------------------------------------
    11.     LESS: ACCUMULATED
            DEPRECIATION / DEPLETION                          $0          $38,434,501        $38,637,353       $39,038,178
    ----------------------------------------------------------------------------------------------------------------------
    12.     NET PROPERTY, PLANT  &
            EQUIPMENT                               $166,772,560          $12,164,642        $13,282,612       $12,960,562
    ----------------------------------------------------------------------------------------------------------------------
    13.     DUE FROM INSIDERS
    ----------------------------------------------------------------------------------------------------------------------
    14.     OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                        $0           $2,020,460         $2,023,960        $2,023,960
    ----------------------------------------------------------------------------------------------------------------------
    15.     OTHER (ATTACH LIST)                               $0
    ----------------------------------------------------------------------------------------------------------------------
    16.     TOTAL ASSETS                            $311,152,196            ($680,705)         ($791,957)       $1,365,681
    ----------------------------------------------------------------------------------------------------------------------
    POSTPETITION LIABILITIES
    ----------------------------------------------------------------------------------------------------------------------
    17.     ACCOUNTS PAYABLE                                                 $333,732           $439,833        $1,072,379
    ----------------------------------------------------------------------------------------------------------------------
    18.     TAXES PAYABLE                                                      $4,500             $4,167            $4,300
    ----------------------------------------------------------------------------------------------------------------------
    19.     NOTES PAYABLE                                                          $0         $1,369,517        $1,249,858
    ----------------------------------------------------------------------------------------------------------------------
    20.     PROFESSIONAL FEES                                                      $0                 $0                $0
    ----------------------------------------------------------------------------------------------------------------------
    21.     SECURED DEBT                                                   $5,734,875         $5,575,409        $5,416,178
    ----------------------------------------------------------------------------------------------------------------------
    22.     OTHER (ATTACH LIST)                                          ($46,881,002)      ($48,259,070)     ($47,010,919)
    ----------------------------------------------------------------------------------------------------------------------
    23.     TOTAL POSTPETITION
            LIABILITIES                                                  ($40,807,895)      ($40,870,144)     ($39,268,204)
    ----------------------------------------------------------------------------------------------------------------------
    PREPETITION LIABILITIES
    ----------------------------------------------------------------------------------------------------------------------
    24.     SECURED DEBT                                                           $0                 $0                $0
    ----------------------------------------------------------------------------------------------------------------------
    25.     PRIORITY DEBT                             $2,177,962                   $0                 $0                $0
    ----------------------------------------------------------------------------------------------------------------------
    26.     UNSECURED DEBT                          $184,252,878          $29,605,209        $29,605,209       $29,458,871
    ----------------------------------------------------------------------------------------------------------------------
    27.     OTHER (ATTACH LIST)                               $0          $19,313,688        $19,313,688       $20,000,757
    ----------------------------------------------------------------------------------------------------------------------
    28.     TOTAL PREPETITION LIABILITIES           $186,430,840          $48,918,897        $48,918,897       $49,459,628
    ----------------------------------------------------------------------------------------------------------------------
    29.     TOTAL LIABILITIES                       $186,430,840           $8,111,002         $8,048,753       $10,191,424
    ----------------------------------------------------------------------------------------------------------------------
    EQUITY
    ----------------------------------------------------------------------------------------------------------------------
    30.     PREPETITION OWNERS' EQUITY                                    $69,645,449        $69,645,449       $69,645,449
    ----------------------------------------------------------------------------------------------------------------------
    31.     POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                             ($78,437,156)      ($78,486,159)     ($78,471,192)
    ----------------------------------------------------------------------------------------------------------------------
    32.     DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)                                                   $0
    ----------------------------------------------------------------------------------------------------------------------
    33.     TOTAL EQUITY                                      $0          ($8,791,707)       ($8,840,710)      ($8,825,743)
    ----------------------------------------------------------------------------------------------------------------------
    34.     TOTAL LIABILITIES &
            OWNERS' EQUITY                          $186,430,840            ($680,705)         ($791,957)       $1,365,681
    ----------------------------------------------------------------------------------------------------------------------
                                                                                   $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------

===============================================================================
                                                        Monthly Operating Report

 --------------------------------------------
 CASE NAME:  KITTY HAWK AIRCARGO, INC.             ACCRUAL BASIS-2
 --------------------------------------------

 --------------------------------------------
 CASE NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
 --------------------------------------------

 --------------------------------------------
 INCOME STATEMENT
 ---------------------------------------------------------------------------------------------------------------------------------
                                                        MONTH                    MONTH                  MONTH             QUARTER
                                                 -------------------------------------------------------------------
 REVENUES                                              APRIL, 2002              MAY, 2002            JUNE, 2002            TOTAL
 ---------------------------------------------------------------------------------------------------------------------------------
 1.      GROSS REVENUES                                $184,854               $187,342              $535,732              $907,928
 ---------------------------------------------------------------------------------------------------------------------------------
 2.      LESS: RETURNS & DISCOUNTS                           $0                     $0                    $0                    $0
 ---------------------------------------------------------------------------------------------------------------------------------
 3.      NET REVENUE                                   $184,854               $187,342              $535,732              $907,928
 ---------------------------------------------------------------------------------------------------------------------------------
 COST OF GOODS SOLD
 ---------------------------------------------------------------------------------------------------------------------------------
 4.      MATERIAL                                            $0                     $0                    $0                    $0
 ---------------------------------------------------------------------------------------------------------------------------------
 5.      TOTAL CASH                                          $0                     $0                    $0                    $0
 ---------------------------------------------------------------------------------------------------------------------------------
 6.      DIRECT OVERHEAD                                     $0                     $0                    $0                    $0
 ---------------------------------------------------------------------------------------------------------------------------------
 7.      TOTAL COST OF GOODS SOLD                            $0                     $0                    $0                    $0
 ---------------------------------------------------------------------------------------------------------------------------------
 8.      GROSS PROFIT                                  $184,854               $187,342              $535,732              $907,928
 ---------------------------------------------------------------------------------------------------------------------------------
 OPERATING EXPENSES
 ---------------------------------------------------------------------------------------------------------------------------------
 9.      OFFICER / INSIDER COMPENSATION                 $25,625                $28,750               $18,484               $72,859
 ---------------------------------------------------------------------------------------------------------------------------------
 10.     SELLING & MARKETING                               $414                  ($414)                   $0                    $0
 ---------------------------------------------------------------------------------------------------------------------------------
 11.     GENERAL & ADMINISTRATIVE                      $172,809               $167,178              $180,547              $520,534
 ---------------------------------------------------------------------------------------------------------------------------------
 12.     RENT & LEASE                                  $793,649             $1,038,809              $975,440            $2,807,898
 ---------------------------------------------------------------------------------------------------------------------------------
 13.     OTHER (ATTACH LIST)                         $2,717,143             $2,901,876            $2,870,390            $8,489,409
 ---------------------------------------------------------------------------------------------------------------------------------
 14.     TOTAL OPERATING EXPENSES                    $3,709,640             $4,136,199            $4,044,861           $11,890,700
 ---------------------------------------------------------------------------------------------------------------------------------
 15.     INCOME BEFORE  NON-OPERATING
         INCOME & EXPENSE                           ($3,524,786)           ($3,948,857)          ($3,509,129)         ($10,982,772)
 ---------------------------------------------------------------------------------------------------------------------------------
 OTHER INCOME & EXPENSES
 ---------------------------------------------------------------------------------------------------------------------------------
 16.     NON-OPERATING INCOME (ATT. LIST)              ($16,096)                    $0                    $0              ($16,096)
 ---------------------------------------------------------------------------------------------------------------------------------
 17.     NON-OPERATING EXPENSE (ATT. LIST)                   $0                ($3,723)              $10,823                $7,100
 ---------------------------------------------------------------------------------------------------------------------------------
 18.     INTEREST EXPENSE                                    $0                     $0                    $0                    $0
 ---------------------------------------------------------------------------------------------------------------------------------
 19.     DEPRECIATION / DEPLETION                       $69,977                $69,898               $69,898              $209,773
 ---------------------------------------------------------------------------------------------------------------------------------
 20.     AMORTIZATION                                        $0                     $0                    $0                    $0
 ---------------------------------------------------------------------------------------------------------------------------------
 21.     OTHER (ATTACH LIST)                        ($3,564,522)           ($3,940,607)          ($3,615,046)         ($11,120,175)
 ---------------------------------------------------------------------------------------------------------------------------------
 22.     NET OTHER INCOME & EXPENSES                ($3,510,641)           ($3,874,432)          ($3,534,325)         ($10,919,398)
 ---------------------------------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 ----------------------------------------------------------------------------------------------------------------------------------
 23.     PROFESSIONAL FEES                                   $0                     $0                    $0                    $0
 ----------------------------------------------------------------------------------------------------------------------------------
 24.     U.S. TRUSTEE FEES                                   $0                 $7,250                  $250                $7,500
 ----------------------------------------------------------------------------------------------------------------------------------
 25.     OTHER (ATTACH LIST)                                 $0                     $0                    $0                    $0
 ---------------------------------------------------------------------------------------------------------------------------------
 26.     TOTAL REORGANIZATION EXPENSES                       $0                 $7,250                  $250                $7,500
 ---------------------------------------------------------------------------------------------------------------------------------
 27.     INCOME TAX                                     ($5,658)              ($32,670)               $9,980              ($28,348)
 ---------------------------------------------------------------------------------------------------------------------------------
 28.     NET PROFIT (LOSS)                              ($8,487)              ($49,005)              $14,966              ($42,526)
 ---------------------------------------------------------------------------------------------------------------------------------
                                                             $0                     $0                    $0
====================================================================================================================================

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

  -----------------------------------------
  CASE NAME:  KITTY HAWK AIRCARGO, INC.           ACCRUAL BASIS-3
  -----------------------------------------

  -----------------------------------------
  CASE NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
  -----------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                    MONTH                MONTH                  MONTH                    QUARTER
                                                ------------------------------------------------------------
  DISBURSEMENTS                                     APRIL, 2002           MAY, 2002              JUNE, 2002                  TOTAL
  ----------------------------------------------------------------------------------------------------------------------------------
  1.     CASH - BEGINNING OF MONTH                      ($2,183)            ($2,183)                 $1,088                 ($2,183)
  ----------------------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  ----------------------------------------------------------------------------------------------------------------------------------
  2.     CASH SALES                                          $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  ----------------------------------------------------------------------------------------------------------------------------------
  3.     PREPETITION                                         $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  4.     TOTAL CASH                                  $1,529,105            $171,493                $175,216              $1,875,814
  ----------------------------------------------------------------------------------------------------------------------------------
  5.     TOTAL OPERATING RECEIPTS                    $1,529,105            $171,493                $175,216              $1,875,814
  ----------------------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  ----------------------------------------------------------------------------------------------------------------------------------
  6.     LOANS & ADVANCES (ATTACH LIST)                      $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  7.     SALE OF ASSETS                                      $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  8.     OTHER (ATTACH LIST)                        ($1,529,105)          ($168,222)              ($175,187)            ($1,872,514)
  ----------------------------------------------------------------------------------------------------------------------------------
  9.     TOTAL NON-OPERATING RECEIPTS               ($1,529,105)          ($168,222)              ($175,187)            ($1,872,514)
  ----------------------------------------------------------------------------------------------------------------------------------
  10.    TOTAL RECEIPTS                                      $0              $3,271                     $29                  $3,300
  ----------------------------------------------------------------------------------------------------------------------------------
  11.    TOTAL CASH AVAILABLE                           ($2,183)             $1,088                  $1,117                  $1,117
  ----------------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ----------------------------------------------------------------------------------------------------------------------------------
  12.    NET PAYROLL                                         $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  13.    PAYROLL TAXES PAID                                  $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  14.    SALES, USE & OTHER TAXES PAID                       $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  15.    SECURED/RENTAL/LEASES                               $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  16.    UTILITIES                                           $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  17.    INSURANCE                                           $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  18.    INVENTORY PURCHASES                                 $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  19.    VEHICLE EXPENSES                                    $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  20.    TRAVEL                                              $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  21.    ENTERTAINMENT                                       $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  22.    REPAIRS & MAINTENANCE                               $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  23.    SUPPLIES                                            $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  24.    ADVERTISING                                         $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                                 $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  26.    TOTAL OPERATING DISBURSEMENTS                       $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------------------------------
  27.    PROFESSIONAL FEES                                   $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  28.    U.S. TRUSTEE FEES                                   $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  29.    OTHER (ATTACH LIST)                                 $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  30.    TOTAL REORGANIZATION EXPENSES                       $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  31.    TOTAL DISBURSEMENTS                                 $0                  $0                      $0                      $0
  ----------------------------------------------------------------------------------------------------------------------------------
  32.    NET CASH FLOW                                       $0              $3,271                     $29                  $3,300
  ----------------------------------------------------------------------------------------------------------------------------------
  33.    CASH - END OF MONTH                            ($2,183)             $1,088                  $1,117                  $1,117
  ----------------------------------------------------------------------------------------------------------------------------------
                                                             $0                  $0                      $0
===================================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

-------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.               ACCRUAL BASIS-4
-------------------------------------------

-------------------------------------------
CASE NUMBER:  400-42142-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                     SCHEDULE         MONTH             MONTH            MONTH
                                                               -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                             AMOUNT        APRIL, 2002       MAY, 2002       JUNE, 2002
----------------------------------------------------------------------------------------------------------------
1.     0-30                                     $27,808,237          $357,517          $401,055         $513,876
----------------------------------------------------------------------------------------------------------------
2.     31-60                                       $648,873            $7,650            $8,224         $149,190
----------------------------------------------------------------------------------------------------------------
3.     61-90                                       $923,454          $192,795            $4,000             $215
----------------------------------------------------------------------------------------------------------------
4.     91+                                         ($77,519)       $1,740,216        $1,794,598       $1,773,378
----------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                $29,303,045        $2,298,178        $2,207,877       $2,436,659
----------------------------------------------------------------------------------------------------------------
6.     TOTAL CASH
----------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                $29,303,045        $2,298,178        $2,207,877       $2,436,659
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                           MONTH: JUNE, 2002
                                                                          ------------------------

----------------------------------------------------------------------------------------------------------------
                                   0-30               31-60           61-90              91+
TAXES PAYABLE                      DAYS               DAYS             DAYS              DAYS            TOTAL
----------------------------------------------------------------------------------------------------------------
1.     FEDERAL                           $0              $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
2.     STATE                         $4,300              $0                $0                $0           $4,300
----------------------------------------------------------------------------------------------------------------
3.     LOCAL                             $0              $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)               $0              $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE           $4,300              $0                $0                $0           $4,300
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE            $650,707          $6,664           $22,127          $392,881       $1,072,379
----------------------------------------------------------------------------------------------------------------

                                                                                                              $0
-----------------------------------------------------------

STATUS OF POSTPETITION TAXES                                       MONTH: JUNE, 2002
                                                                          ------------------------

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING          AMOUNT                            ENDING
                                                  TAX          WITHHELD AND/       AMOUNT            TAX
FEDERAL                                        LIABILITY*       OR ACCRUED          PAID           LIABILITY
----------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                     $0          $518,755          $518,755               $0
----------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                   $0                                                   $0
----------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                   $0                                                   $0
----------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                      $0                                                   $0
----------------------------------------------------------------------------------------------------------------
5.     INCOME                                            $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                               $0                                                   $0
----------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                               $0          $518,755          $518,755               $0
----------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
----------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                       $0                                                   $0
----------------------------------------------------------------------------------------------------------------
9.     SALES                                             $0                                                   $0
----------------------------------------------------------------------------------------------------------------
10.    EXCISE                                        $4,167            $4,300            $4,167           $4,300
----------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                      $0                                                   $0
----------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                     $0                                                   $0
----------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                 $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                               $0                                                   $0
----------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                           $4,167            $4,300            $4,167           $4,300
----------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                   $4,167          $523,055          $522,922           $4,300
----------------------------------------------------------------------------------------------------------------
                                                                                                              $0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  ----------------------------------------
  CASE NAME:  KITTY HAWK AIRCARGO, INC.            ACCRUAL BASIS-5
  ----------------------------------------

  ----------------------------------------
  CASE NUMBER:  400-42142-BJH-11                        02/13/95, RWD, 2/96
  ----------------------------------------

  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

          TOTAL CASH                                   MONTH: JUNE, 2002
  ---------------------------------------------              -----------------------------------
  BANK  RECONCILIATIONS
                                                          Account #1           Account #2        Account #3
  ----------------------------------------------------------------------------------------------------------------------------------
  A.        BANK:                                     Bank One              Bank One
                                                     ---------------------------------------------------------
  B.        ACCOUNT NUMBER:                                    100130152             1589845773                         TOTAL
                                                     ---------------------------------------------------------
  C.        PURPOSE (TYPE):                           Operating Account     Auction Proceeds
  ----------------------------------------------------------------------------------------------------------------------------------
  1.      BALANCE PER BANK STATEMENT                                  $0                   $0                                   $0
  ----------------------------------------------------------------------------------------------------------------------------------
  2.      ADD: TOTAL DEPOSITS NOT CREDITED                            $0                   $0                                   $0
  ----------------------------------------------------------------------------------------------------------------------------------
  3.      SUBTRACT: OUTSTANDING CHECKS                                $0                   $0                                   $0
  ----------------------------------------------------------------------------------------------------------------------------------
  4.      OTHER RECONCILING ITEMS                                    $67                   $0                                  $67
  ----------------------------------------------------------------------------------------------------------------------------------
  5.      MONTH END BALANCE PER BOOKS                                $67                   $0                $0                $67
  ----------------------------------------------------------------------------------------------------------------------------------
  6.      NUMBER OF LAST CHECK WRITTEN
  ----------------------------------------------------------------------------------------------------------------------------------

  ---------------------------------------------
  INVESTMENT ACCOUNTS

  ----------------------------------------------------------------------------------------------------------------------------------
                                                       DATE OF                   TYPE OF                PURCHASE            CURRENT
  BANK, ACCOUNT NAME & NUMBER                          PURCHASE                 INSTRUMENT                PRICE              VALUE
  ----------------------------------------------------------------------------------------------------------------------------------
  7.
  ----------------------------------------------------------------------------------------------------------------------------------
  8.
  ----------------------------------------------------------------------------------------------------------------------------------
  9.
  ----------------------------------------------------------------------------------------------------------------------------------
  10.
  ----------------------------------------------------------------------------------------------------------------------------------
  11.     TOTAL INVESTMENTS                                                                                  $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------------

  ---------------------------------------------
  CASH

  ----------------------------------------------------------------------------------------------------------------------------------
  12.     CURRENCY ON HAND                                                                                                 $1,050
  ----------------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------------
  13.     TOTAL CASH - END OF MONTH                                                                                         $1,117
  ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                $0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   -----------------------------------------
   CASE NAME: KITTY HAWK AIRCARGO, INC.          ACCRUAL BASIS-6
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42142-BJH-11                     02/13/95, RWD, 2/96
   -----------------------------------------

                                                     MONTH:  JUNE, 2002

   -----------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   -----------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -------------------------------------------------------------------
                               INSIDERS
   -------------------------------------------------------------------
                                 TYPE OF       AMOUNT    TOTAL PAID
                 NAME            PAYMENT        PAID       TO DATE
   -------------------------------------------------------------------
   1.   Clark Stevens      Salary               $15,417     $488,748
   -------------------------------------------------------------------
   2.   Donny Scott        Salary                $3,067     $541,190
   -------------------------------------------------------------------
   3.   Susan Hawley       Salary                    $0      $41,667
   -------------------------------------------------------------------
   4.
   -------------------------------------------------------------------
   5.
   -------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                             $18,484   $1,071,605
   -------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                      PROFESSIONALS
   --------------------------------------------------------------------------------------------------------------------
                                          DATE OF COURT                                                      TOTAL
                                        ORDER AUTHORIZING            AMOUNT     AMOUNT      TOTAL PAID     INCURRED
                      NAME                   PAYMENT                APPROVED     PAID        TO DATE      & UNPAID *
   --------------------------------------------------------------------------------------------------------------------
   1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
   --------------------------------------------------------------------------------------------------------------------
   2.
   --------------------------------------------------------------------------------------------------------------------
   3.
   --------------------------------------------------------------------------------------------------------------------
   4.
   --------------------------------------------------------------------------------------------------------------------
   5.
   --------------------------------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO PROFESSIONALS                                                  $0        $0              $0              $0
   --------------------------------------------------------------------------------------------------------------------
   *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   ---------------------------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
   PROTECTION PAYMENTS
   ---------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------
                                              SCHEDULED        AMOUNTS
                                               MONTHLY           PAID               TOTAL
                                               PAYMENTS         DURING              UNPAID
                        NAME OF CREDITOR         DUE             MONTH           POSTPETITION
   ---------------------------------------------------------------------------------------------
   1.   PEGASUS                                 $205,483        $205,483                    $0 *
   ---------------------------------------------------------------------------------------------
   2.   CORPORATE TRUST/TRANSAMERICA                  $0              $0                    $0
   ---------------------------------------------------------------------------------------------
   3.   PROVIDENT                                $85,000         $85,000                    $0 *
   ---------------------------------------------------------------------------------------------
   4.   COAST BUSINESS                          $150,000        $150,000                    $0 *
   ---------------------------------------------------------------------------------------------
   5.   WELLS FARGO                                   $0              $0                    $0
   ---------------------------------------------------------------------------------------------
   6.   TOTAL                                   $440,483        $440,483                    $0
   ---------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                                       Monthly Operating Report

   ---------------------------------------
   CASE NAME:  KITTY HAWK AIRCARGO, INC.         ACCRUAL  BASIS-7
   ---------------------------------------

   ---------------------------------------
   CASE NUMBER:  400-42142-BJH-11                      02/13/95, RWD, 2/96
   ---------------------------------------
                                                   MONTH: JUNE, 2002
                                                          ----------------------

   ------------------------
   QUESTIONNAIRE

   --------------------------------------------------------------------------------------------------
                                                                                     YES       NO
   --------------------------------------------------------------------------------------------------
   1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                      X
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
   --------------------------------------------------------------------------------------------------
   2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                        X
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
   --------------------------------------------------------------------------------------------------
   3.    TOTAL CASH                                                                            X
         LOANS) DUE FROM RELATED PARTIES?
   --------------------------------------------------------------------------------------------------
   4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                X
         THIS REPORTING PERIOD?
   --------------------------------------------------------------------------------------------------
   5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                      X
         DEBTOR FROM ANY PARTY?
   --------------------------------------------------------------------------------------------------
   6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                          X
   --------------------------------------------------------------------------------------------------
   7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                    X
         PAST DUE?
   --------------------------------------------------------------------------------------------------
   8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                      X
   --------------------------------------------------------------------------------------------------
   9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                            X
   --------------------------------------------------------------------------------------------------
   10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                        X
         DELINQUENT?
   --------------------------------------------------------------------------------------------------
   11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                       X
         REPORTING PERIOD?
   --------------------------------------------------------------------------------------------------
   12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                       X
   --------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
   EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   --------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------

   -----------------------------------
   INSURANCE

   --------------------------------------------------------------------------------------------------
                                                                                     YES       NO
   --------------------------------------------------------------------------------------------------
   1.    ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                     X
         NECESSARY INSURANCE COVERAGES IN EFFECT?
   --------------------------------------------------------------------------------------------------
   2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                      X
   --------------------------------------------------------------------------------------------------
   3.    PLEASE ITEMIZE POLICIES BELOW.
   --------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
   BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
   EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   --------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------
                                                INSTALLMENT PAYMENTS
   --------------------------------------------------------------------------------------------------
              TYPE OF                                                                PAYMENT AMOUNT
               POLICY                           CARRIER         PERIOD COVERED        & FREQUENCY
   --------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------
         SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
   --------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

   -----------------------------------------
   CASE NAME: KITTY HAWK AIRCARGO, INC.              FOOTNOTES SUPPLEMENT
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42142-BJH-11                     ACCRUAL BASIS
   -----------------------------------------
                                      MONTH:            JUNE, 2002
                                            ----------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
      ACCRUAL BASIS           LINE
       FORM NUMBER            NUMBER                                 FOOTNOTE / EXPLANATION
   ----------------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
             2                  13       SFAS 121 Writedown of $61,041,310 of Assets, due to USPS W-Net cancel 8/01
   ----------------------------------------------------------------------------------------------------------------------------
                                           SFAS 121 Writedown Adjustment of $257,832 in 9/01& $27,211 in 10/01
   ----------------------------------------------------------------------------------------------------------------------------
                                         SFAS 121 Writedown of $28,049,825 of Assets in 12/01, due to Economy-Post 911
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
             3                  8        All cash received into the subsidiary cash account is swept
   ----------------------------------------------------------------------------------------------------------------------------
                                           each night to Kitty Hawk, Inc. Master Account
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
             3                  31       All disbursements (either by wire transfer or check), including payroll, are
   ----------------------------------------------------------------------------------------------------------------------------
                                           disbursed out of the Kitty Hawk, Inc. controlled disbursement
   ----------------------------------------------------------------------------------------------------------------------------
                                           account.
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
             4                  6        All assessments of uncollectible accounts receivable are done
   ----------------------------------------------------------------------------------------------------------------------------
                                           at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
   ----------------------------------------------------------------------------------------------------------------------------
                                           down to Inc.'s subsidiaries as deemed necessary.
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
             6              Insiders     Payments to insiders include a portion of the Court approved retention
   ----------------------------------------------------------------------------------------------------------------------------
                                           payments in the month of January.
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
             6            Notes/Leases   Pegasus Lease Payments for March & April '02 were not made, pending legal
   ----------------------------------------------------------------------------------------------------------------------------
                                           resolution to previous Rate Reduction agreement & BR Court approval
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
             6            Notes/Leases   Pegasus Lease Payments resumed on (4) aircraft in May'02, with purchase of
   ----------------------------------------------------------------------------------------------------------------------------
                                           (2) aircraft & (6) engines Replacing two leases with a Note Payable of $1,500,000.
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
             7                  3        All insurance policies are carried in the name of Kitty Hawk, Inc. and its
   ----------------------------------------------------------------------------------------------------------------------------
                                           subsidiaries. Therefore, they are listed here accordingly.
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
             3                  3        The current general ledger system is not able to provide a detail of customer
   ----------------------------------------------------------------------------------------------------------------------------
                                           cash receipts segregated by prepetition and post petition accounts receivable.
   ----------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                   JUNE, 2002


ACCRUAL BASIS-1

8.    OTHER (ATTACH LIST)                            $         (19,171,954)Reported
                                                    -----------------------
           Intercompany Receivables                            (23,713,174)
           Deposits - State Street Bank (TA Air)                         0
           Deposits - Landing & Parking                             54,000
           Deposits - Ventura Aerospace                             65,125
           Deposits - Rent                                         113,643
           Deposits - Misc                                         345,125
           A/C Held for Resale/TIMCO Cr                          3,870,594
           Intangible - Mather                                      92,733
                                                    -----------------------
           TOTAL CASH                                          (19,171,954)Detail
                                                    -----------------------
                                                                         - Difference

14.   OTHER (ATTACH LIST)                            $           2,023,960 Reported
                                                    -----------------------
           Deposits - Aircraft Leases                            2,023,960
           Intangible - ATAZ STC                                         0
                                                    -----------------------
                                                                 2,023,960 Detail
                                                    -----------------------
                                                                         - Difference

22.   OTHER (ATTACH LIST)                            $         (47,010,919)Reported
                                                    -----------------------
           Accrued A/P                                           4,079,931
           Deposit held for ATAZ sale                                    0
           Accrued Salaries & Wages                                657,282
           Accrued 401K & Misc PR Deductions                        85,046
           Accrued PR Taxes (FICA)                                  47,345
           Accrued Fuel Exp                                      2,075,402
           Accrued Interest                                              0
           Accrued Maintenance Reserves                         (1,636,912)
           Accrued Fed Income Tax (Post)                       (52,319,013)
                                                    -----------------------
                                                               (47,010,919)Detail
                                                    -----------------------
                                                                         - Difference

27.   OTHER (ATTACH LIST)                            $          20,000,757 Reported
                                                    -----------------------
           Accrued A/P                                           5,508,136
           Accrued Maintenance Reserves                         10,267,512
           Accrued Fed Income Tax (Pre)                          3,332,363
           Accrued Taxes - Other                                       474
           FINOVA Equip Accrued                                    307,272
           Pegasus Lease Incentive                                 585,000

                                                    -----------------------
                                                                20,000,757 Detail
                                                    -----------------------
                                                                         - Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                             JUNE, 2002

ACCRUAL BASIS-2

13.   OTHER (ATTACH LIST)                                             $2,870,390 Reported
                                                            ---------------------
           Aircraft Expense                                              503,425
           Maintenance                                                   561,766
           Fuel                                                           25,632
           Ops Wages                                                   1,370,751
           Ops Wages-Grnd                                                128,323
           Ground Handling                                                     0
           Other Operating Exp                                           334,343
           Contract Labor (I/C)                                          (53,850)
           SFAS 121 Write-down of Assets, W-Net Cancel                         0
                                                            ---------------------
                                                                       2,870,390 Detail
                                                            ---------------------
                                                                               - Difference

16    NON OPERATING INCOME (ATT.LIST)                                         $0 Reported
                                                            ---------------------
           Non-Op Income                                                       - Detail
                                                            ---------------------
                                                                               - Difference

17    NON OPERATING EXPENSE (ATT. LIST)                                  $10,823 Reported
                                                            ---------------------
           Interest Expense                                               10,823 Detail
                                                            ---------------------
                                                                               - Difference
21    OTHER (ATTACH LIST)                                            ($3,615,046)Reported
                                                            ---------------------
           (Gain)/Loss on Sale of Assets                                       -
           Credit for Allocation of A/C Costs to KH I/C               (3,615,046)
                                                            ---------------------
                                                                      (3,615,046)Detail
                                                            ---------------------
                                                                               - Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                               (175,187)Reported
                                                            ---------------------
           Transfer to Inc - all money sweeps                           (175,187)Detail
              to KH Inc. Case #400-42141                    ---------------------
                                                                              - Difference
                                                            ---------------------